                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   MARCH 1997
                             PAYMENT April 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                 CUSIP#393534AB8
                                 Trust Account #33-31958-0
                                 Distribution Date: April 15, 1997

Securitized Net Interest Margin                                    Per $1,000
Certificates                                                        Original
-------------------------------                                    ----------

1.   Amount Available                           1,256,686.35

Interest

2.   Aggregate Interest                           259,720.37        2.81082652

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest              259,720.37

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                 996,965.98       10.78967511

7.   Remaining outstanding principal
     balance                                   38,705,510.34       418.8908045
     Pool Factor                                   .41889080

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date               59,959,676.14**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                            1,597,717.84

10.  Weighted average CPR                              11.31%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   MARCH 1997
                             PAYMENT April 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                  CUSIP#393534AB8
                                  Trust Account #33-31958-0
                                  Distribution Date: April 15, 1997


11.  Weighted average CDR                               2.83%

12.  Annualized net loss percentage                     1.35%

13.  Delinquency                      30-59 day          .79%
                                      60-89 day         0.27%
                                      90+ day           0.62%
                                      Total 30+         1.68%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
MARCH 1997
PAYMENT April 15, 1997

                              Fee Assets
                -------------------------------------

                 Guarantee     Inside      Fee Asset
                   Fees         Refi         Total
                ----------   ---------    -----------

GTFC 1994-1     298,370.87   37,580.88     335,951.75
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                ----------   ---------     ----------
                298,370.87   37,580.88     335,951.75


Total amount of Guarantee Fees and Inside  335,951.75

Refinance Payments

Subordinated Servicing Fees                436,014.38

Payment on Finance 1 Note                  771,966.13

Allocable to Interest (current)             88,499.62

Allocable to accrued but unpaid Interest          .00

Accrued and unpaid Trustee Fees                   .00

Allocable to Principal                     683,466.51

Finance 1 Note Principal Balance        12,845,138.00

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   MARCH 1997
                             PAYMENT April 15, 1997

                                  Inside
                      Residual     Refi       Total
                     ----------  ---------  ----------

GTFC 1994-1                 .00        .00         .00
GTFC 1994-2          186,613.02  20,036.32  206,649.34
GTFC 1994-3          154,845.72   9,649.63  164,495.35
GTFC 1994-4           69,207.88  44,367.65  113,575.53
                     ---------------------------------
                     410,666.62  74,053.60  484,720.22

Total Residual and Inside
Refinance Payments                          484,720.22